SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made as of July 28, 2009 (the ***"Second Amendment to Credit Agreement,"*** or this ***"Amendment"***), among **SPORT SUPPLY GROUP, INC.**, a Delaware corporation (***"Borrower"***), the lenders party hereto (the ***"Lenders"***) and **BANK OF AMERICA, N.A.**, as administrative agent for the Lenders (***"Administrative Agent"***).

RECITALS

A. Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 9, 2009, as modified pursuant to the terms of that certain letter dated as of April 1, 2009 from Administrative Agent to Borrower and as amended by that certain First Amendment to Credit Agreement dated as of June 19, 2009 (as amended, the ***"Original Credit Agreement"***).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Same Terms**. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following term has the meaning set forth below:

"***Effective Date***" means July 28, 2009.

2. **Amendment to Original Credit Agreement**. As of the Effective Date, subpart (a) of the definition of "***Permitted Acquisition***" in the Original Credit Agreement shall be amended and restated as follows:

> "(a) any Acquisition by a Loan Party so long as the Dollar amount of such Acquisition, together with the aggregate Dollar amount of all other Acquisitions (including Acquisitions permitted by ***Section 7.02(m)***) made by any Loan Party after the Closing Date, does not exceed $5,000,000, and"

3. **Certain Representations**. Borrower represents and warrants that, as of the Effective Date: (a) each Loan Party has full power and authority to execute this Amendment and this Amendment executed by each Loan Party constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Loan Party thereof except for (i) filings necessary to perfect and maintain the perfection of the Liens granted under the Security Agreements, (ii) the approvals, consents, and authorizations which have been duly obtained, taken, given, or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material

Adverse Effect. In addition, Borrower represents that all representations and warranties contained in the Original Credit Agreement are true and correct in all material respects on and as of the Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of Section 4.02 of the Original Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Original Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Original Credit Agreement.

4. **Limitation on Agreements**. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

5. **Counterparts**. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

6. **Incorporation of Certain Provisions by Reference**. The provisions of Section 10.14 of the Original Credit Agreement captioned "Governing Law," and the provisions of Section 10.15 of the Original Credit Agreement captioned "Dispute Resolution Provision" are incorporated herein by reference for all purposes.

7. **Entirety, Etc**. This instrument and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Effective Date.

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer

By: Valorie Vogel
Charles Dale
Senior Vice President

Valorie Vogel
Vice President
for Charles Dale

BANK OF AMERICA, N.A.,
as a Lender

By: Valorie Vogel
Charles Dale
Senior Vice President

Valorie Vogel
Vice President
for Charles Dale

SPORT SUPPLY GROUP, INC.

By: /s/ John E. Pitts
John E. Pitts
Chief Financial Officer

The terms of this Amendment are acknowledged and agreed to by the following Guarantors, and such Guarantors agree that the "Guaranteed Debt" (as defined in the Guaranty) shall include the Obligations as amended by this Amendment.

GUARANTORS:

KESSLERS TEAM SPORTS, INC.,
a Delaware corporation

By: ______________________________
John E. Pitts
Chief Financial Officer

DIXIE SPORTING GOODS CO., INC.,
a Virginia corporation

By: ______________________________
John E. Pitts
Chief Financial Officer